UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2024
CASTELLUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-41526	27-4079982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1934 Old Gallows Road, Suite 350
Vienna, VA 22182
(Address of principal executive offices, including zip code)
703-752-6157
(Registrant’s telephone number, including area code)
Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CTM	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of directors or certain officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.
Mark C. Fuller, President and Chief Executive Officer ("CEO") of Castellum, Inc. (the "Company") will be stepping down from those positions effective July 1, 2024 to pursue other interests. Glen Ives, currently the Chief Operating Officer of the Company, will become the new CEO, effective July 1, 2024.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 29, 2024 (the “2024 Annual Meeting”), at which three proposals were submitted to the Company’s stockholders. The proposals are described in detail in the Company’s proxy statement for the 2024 Annual Meeting filed with the Securities and Exchange Commission on April 16, 2024 (the “2024 Proxy Statement”). A quorum of the Company’s common shares was present for the 2024 Annual Meeting, and the final results for the votes regarding the proposals are set forth below.

Proposal 1 - Stockholders elected seven directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify. The name of each director elected, and the votes cast for such individuals are set forth below:

Name	For	Withheld	Broker Non-Votes
Mark S. Alarie	34,419,811	711,585	4,838,305
John F. Campbell	34,378,174	753,222	4,838,305
Bernard S. Champoux	34,509,476	621,920	4,838,305
Patricia Frost	34,099,822	1,031,574	4,838,305
Mark C. Fuller	31,597,875	3,533,521	4,838,305
C. Thomas McMillen	34,531,227	600,169	4,838,305
Jay O. Wright	31,719,597	3,411,799	4,838,305

Proposal 2 - Stockholders approved a proposal to ratify the Company’s appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. The votes regarding Proposal 2 are set forth below:

For	Against	Abstentions
37,754,956	2,197,068	17,677

Proposal 3 - Stockholders approved an amendment to the Castellum, Inc. 2021 Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan to 6,000,000. The votes regarding Proposal 3 are set forth below:

For	Against	Abstentions	Broker Non-Votes
33,317,437	1,787,570	26,389	4,838,305

Item 8.01 Other Events.

On May 29, 2024, the Company issued a press release announcing leadership changes. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title
99.1	Press Release dated May 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASTELLUM, INC.

Date: May 29, 2024	By:	/s/ Mark C. Fuller
	Name:	Mark C. Fuller
	Title:	Chief Executive Officer (Principal Executive Officer)